UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
____________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	February 3, 2011
(Date of earliest event reported)	(February 3, 2011)

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Multimedia Games, Inc.
(Exact name of Registrant as Specified in its Charter)
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000-28318
(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B, Suite 400, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 3, 2011, Multimedia Games, Inc. (the “Company”) issued a press release announcing the results for its fiscal first quarter 2011, which ended on December 31, 2010, and is incorporated by reference into this Item 2.02. The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Use of Non-GAAP Financial Information

The Company uses the non-GAAP measure of EBITDA and Adjusted EBITDA in its earnings releases.  EBITDA is defined as earnings before interest, taxes, amortization, depreciation, and accretion of contract rights.  Adjusted EBITDA represents the calculation of EBITDA, as defined in the Company’s amended credit agreement, as adjusted, for the purpose of evaluating compliance with the Company’s credit agreement.  Although EBITDA and Adjusted EBITDA are not a measure of performance calculated in accordance with GAAP, the Company believes the use of the non-GAAP financial measures EBITDA and Adjusted EBITDA enhance an overall understanding of the Company’s past financial performance, and provide useful information to the investor because of their historical use by the Company as a performance measure, and the use of EBITDA by other companies in the gaming equipment sector as a measure of performance. However, investors should not consider these measures in isolation or as a substitute for net income, operating income, or any other measure for determining the Company’s operating performance that is calculated in accordance with GAAP. In addition, because EBITDA and Adjusted EBITDA are not calculated in accordance with GAAP, EBITDA and Adjusted EBITDA may not necessarily be comparable to similarly titled measures employed by other companies. The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

The information regarding Item 2.02 in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 3, 2011, announcing Multimedia Games, Inc.’s fiscal first quarter 2011 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: February 3, 2011	By:	/s/ Uri L. Clinton
Uri L. Clinton
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 3, 2011, announcing Multimedia Games, Inc.’s fiscal first quarter 2011 financial results.